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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 30, 2004
        ---------------------------------------------------------------
                Date of report (Date of earliest event reported)


                           SMITHWAY MOTOR XPRESS CORP.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                     000-20793                 42-1433844
  ------------------------    ------------------------   -----------------------
  (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)




                 2031 QUAIL AVENUE,
                  FORT DODGE, IOWA                           50501
     ------------------------------------------          ------------
      (Address of Principal Executive Offices)            (Zip Code)


                                 (515) 576-7418
             -------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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Item 7.    Financial Statements and Exhibits.

         (c)      Exhibit

                  99       Press Release dated April 30, 2004

Item 12.   Results of Operations and Financial Condition.


         On April 30, 2004, Smithway Motor Xpress Corp. (the "Company") reported its financial results for its first fiscal quarter ended March 31, 2004. See the Company's press release dated April 30, 2004, which is furnished as Exhibit 99 hereto. The Company provides net earnings and the related per share amount excluding the effects of tax-free life insurance proceeds in the press release. The measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from operational income and per share measures used by other companies. We believe that the presentation of net earnings and the related per share amount excluding the one-time effect of our receipt of life insurance proceeds provides useful information to investors regarding business trends relating to our financial condition and results of ongoing operations.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITHWAY MOTOR XPRESS CORP.


Date:  May 4, 2004                 /s/  Douglas C. Sandvig
                                   -------------------------------------------
                                        Douglas C. Sandvig
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



















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                                  EXHIBIT INDEX

No.     Description                                    Manner of Filing
---     -----------                                    ----------------

99      Press Release dated April 30, 2004.............Filed Electronically